UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 27, 2005
                                                -------------------------------

                      J.P. MORGAN ACCEPTANCE CORPORATION I
                J.P. MORGAN MORTGAGE ACQUISITION CORP. 2005-OPT1
--------------------------------------------------------------------------------

                      J.P. MORGAN ACCEPTANCE CORPORATION I
             (Exact name of registrant as specified in its charter)

        Delaware                   333-121990-03                13-3475488
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)             Identification No.)

                                 270 Park Avenue
                            New York, New York 10017
--------------------------------------------------------------------------------
                  (Address of principal executive offices)
                                   (Zip Code)

Registrant's telephone number, including area code   (212) 834-3850
                                                  ------------------------------
                                      N/A
------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of J.P. Morgan Mortgage Acquisition Corp. 2005-OPT1 Asset Backed Pass-Through Certificates, Series 2005-OPT1 pursuant to the terms of the Pooling and Servicing Agreement, dated as of July 1, 2005, among J.P. Morgan Acceptance Corporation I, as Depositor, J.P. Morgan Mortgage Acquisition Corp., as Seller, Option One Mortgage Corporation, as Servicer, JPMorgan Chase Bank, N.A. as Securities Administrator, and U.S. Bank N.A, as Trustee.

   On December 27, 2005 distributions were made to the certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.1 Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 27, 2005,
                 as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                J.P. Morgan Mortgage Acquisition Corp. 2005-OPT1
                Asset Backed Pass-Through Certificates, Series 2005-OPT1


                        J.P. MORGAN ACCEPTANCE CORPORATION I

                 By:    /s/ James Y. Lee
                        --------------------------------------------
                Name:   James Y. Lee
               Title:   Vice President

                Date:   January 4, 2006

        Exhibit Index

      99.1     Statement to Certificateholders on December 27, 2005



                                  Exhibit 99.1


                J.P. MORGAN MORTGAGE ACQUISITION CORP. 2005-OPT1
            ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2005-OPT1
                        STATEMENT TO CERTIFICATEHOLDERS
                                December 27, 2005

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL             BEGINNING                                                                           ENDING
               FACE              PRINCIPAL                                                   REALIZED  DEFERRED      PRINCIPAL
CLASS         VALUE              BALANCE        PRINCIPAL       INTEREST         TOTAL       LOSSES    INTEREST      BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
A1        612,849,000.00     541,837,440.01   18,823,764.01   2,129,421.14      20,953,185.15   0.00   0.00         523,013,676.00
A2        223,140,000.00     141,506,608.38   23,131,762.42     538,511.26      23,670,273.68   0.00   0.00         118,374,845.96
A3        303,284,000.00     303,284,000.00            0.00   1,186,514.40       1,186,514.40   0.00   0.00         303,284,000.00
A4         40,111,000.00      40,111,000.00            0.00     161,914.74         161,914.74   0.00   0.00          40,111,000.00
M1         60,404,000.00      60,404,000.00            0.00     249,200.06         249,200.06   0.00   0.00          60,404,000.00
M2         46,813,000.00      46,813,000.00            0.00     193,961.86         193,961.86   0.00   0.00          46,813,000.00
M3         29,447,000.00      29,447,000.00            0.00     122,793.99         122,793.99   0.00   0.00          29,447,000.00
M4         27,182,000.00      27,182,000.00            0.00     116,248.35         116,248.35   0.00   0.00          27,182,000.00
M5         24,917,000.00      24,917,000.00            0.00     107,004.67         107,004.67   0.00   0.00          24,917,000.00
M6         23,406,000.00      23,406,000.00            0.00     101,972.14         101,972.14   0.00   0.00          23,406,000.00
M7         21,141,000.00      21,141,000.00            0.00     101,876.13         101,876.13   0.00   0.00          21,141,000.00
M8         18,876,000.00      18,876,000.00            0.00      93,813.72          93,813.72   0.00   0.00          18,876,000.00
M9         15,101,000.00      15,101,000.00            0.00      81,092.37          81,092.37   0.00   0.00          15,101,000.00
M10        15,101,000.00      15,101,000.00            0.00      96,528.95          96,528.95   0.00   0.00          15,101,000.00
P                 100.00             100.00            0.00     637,937.93         637,937.93   0.00   0.00                 100.00
R                   0.00               0.00            0.00           0.00               0.00   0.00   0.00                   0.00
TOTALS  1,461,772,100.00   1,309,127,148.39   41,955,526.43   5,918,791.71      47,874,318.14   0.00   0.00       1,267,171,621.96

----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL             BEGINNING                                                                           ENDING
               FACE              NOTIONAL                                                   REALIZED  DEFERRED       NOTIONAL
CLASS         VALUE              BALANCE        PRINCIPAL       INTEREST         TOTAL       LOSSES    INTEREST      BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
C       1,510,095,312.15   1,357,450,198.38            0.00   2,622,811.75       2,622,811.75   0.00   0.00       1,315,494,671.95
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------   -----------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                   PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------   -----------------------
                        BEGINNINNG                                                               ENDING                CURRENT PASS-
CLASS     CUSIP         PRINCIPAL         PRINCIPAL         INTEREST              TOTAL        PRINCIPAL        CLASS    THRU RATE
----------------------------------------------------------------------------------------------------------   -----------------------
A1       46626laa8       884.12878215     30.71517455         3.47462612         34.18980067       853.41360759   A1      4.421250 %
A2       46626lab6       634.16065421    103.66479529         2.41333360        106.07812889       530.49585892   A2      4.281250 %
A3       46626lac4     1,000.00000000      0.00000000         3.91222221          3.91222221     1,000.00000000   A3      4.401250 %
A4       46626lad2     1,000.00000000      0.00000000         4.03666675          4.03666675     1,000.00000000   A4      4.541250 %
M1       46626lae0     1,000.00000000      0.00000000         4.12555559          4.12555559     1,000.00000000   M1      4.641250 %
M2       46626laf7     1,000.00000000      0.00000000         4.14333326          4.14333326     1,000.00000000   M2      4.661250 %
M3       46626lag5     1,000.00000000      0.00000000         4.17000000          4.17000000     1,000.00000000   M3      4.691250 %
M4       46626lah3     1,000.00000000      0.00000000         4.27666654          4.27666654     1,000.00000000   M4      4.811250 %
M5       46626laj9     1,000.00000000      0.00000000         4.29444436          4.29444436     1,000.00000000   M5      4.831250 %
M6       46626lak6     1,000.00000000      0.00000000         4.35666667          4.35666667     1,000.00000000   M6      4.901250 %
M7       46626lal4     1,000.00000000      0.00000000         4.81888889          4.81888889     1,000.00000000   M7      5.421250 %
M8       46626lam2     1,000.00000000      0.00000000         4.97000000          4.97000000     1,000.00000000   M8      5.591250 %
M9       46626lan0     1,000.00000000      0.00000000         5.37000000          5.37000000     1,000.00000000   M9      6.041250 %
M10      46626lap5     1,000.00000000      0.00000000         6.39222237          6.39222237     1,000.00000000   M10     7.191250 %
P        N/A           1,000.00000000      0.00000000 6,379,379.30000000  6,379,379.30000000     1,000.00000000   P       0.000000 %
TOTALS                   895.57541041     28.70182461         4.04905232         32.75087693       866.87358581
----------------------------------------------------------------------------------------------------------   -----------------------
                        BEGINNINNG                                                               ENDING               CURRENT PASS-
CLASS     CUSIP         NOTIONAL         PRINCIPAL          INTEREST              TOTAL          NOTIONAL       CLASS    THRU RATE
------------------------------------------------------------------------------------------   -------------   -----------------------
C        N/A             898.91690111      0.00000000         1.73685179          1.73685179       871.13353797   C       0.000000 %
------------------------------------------------------------------------------------------   -------------   -----------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                                Patrick B. Okas
                 JPMorgan Chase Bank, N.A. - ITS - Global Debt
                              4 NYP, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4469
                              Fax: (212) 623-5858


Principal Funds:
                        Scheduled Principal Payments (Total)                                                    891,906.47
                                                                     Group 1                                    507,397.26
                                                                     Group 2                                    384,509.21

                        Principal Prepayments (Total)                                                           41,014,290.80
                                                                     Group 1                                    18,285,519.99
                                                                     Group 2                                    22,728,770.81

                        Curtailments (Total)                                                                    49,383.21
                                                                     Group 1                                    30,863.13
                                                                     Group 2                                    18,520.08

                        Curtailment Interest Adjustments (Total)                                                -54.05
                                                                     Group 1                                    -16.37
                                                                     Group 2                                    -37.68

                        Repurchase Principal (Total)                                                            0.00
                                                                     Group 1                                    0.00
                                                                     Group 2                                    0.00

                        Substitution Amounts (Total)                                                            0.00
                                                                     Group 1                                    0.00
                                                                     Group 2                                    0.00

                        Net Liquidation Proceeds (Total)                                                        0.00
                                                                     Group 1                                    0.00
                                                                     Group 2                                    0.00

                        Other Principal Adjustments (Total)                                                     0.00
                                                                     Group 1                                    0.00
                                                                     Group 2                                    0.00
Interest Funds:

                        Gross Interest                                                                          8,246,421.72
                                                                     Group 1                                    4,333,336.33
                                                                     Group 2                                    3,913,085.39

                        Servicing Fees                                                                          339,362.56
                                                                     Group 1                                    178,421.65
                                                                     Group 2                                    160,940.91

                        Trustee Fees                                                                            3,393.63
                                                                     Group 1                                    1,784.22
                                                                     Group 2                                    1,609.41

                        Interest Adjustments from Prior Periods                                                 0.00
                                                                     Group 1                                    0.00
                                                                     Group 2                                    0.00
Prepayment Penalties:
                        Number of Loans Prepaid with Respect to which Prepayment Penalties were Collected       116
                                                                     Group 1                                    61
                                                                     Group 2                                    55

                        Balance of Loans Prepaid with Respect to which Prepayment Penalties were Collected      24,870,859.82
                                                                     Group 1                                    10,696,597.90
                                                                     Group 2                                    14,174,261.92

                        Amount of Prepayment Penalties Collected                                                637,937.93
                                                                     Group 1                                    272,723.51
                                                                     Group 2                                    365,214.42

Available Remitance Amount                                                                                      49,859,191.96

                           Principal Remittance Amount (Total)                                                     41,955,526.43
                                                                        Group 1                                    18,823,764.01
                                                                        Group 2                                    23,131,762.42

                           Interest Remittance Amount (Total)                                                      7,903,665.53
                                                                        Group 1                                    4,153,130.46
                                                                        Group 2                                    3,750,535.07
Pool Detail:
                           Beginning Number of Loans Outstanding                                                   7,532
                                                                        Group 1                                    4,777
                                                                        Group 2                                    2,755

                           Ending Number of Loans Outstanding                                                      7,333
                                                                        Group 1                                    4,669
                                                                        Group 2                                    2,664

                           Beginning Aggregate Loan Balance                                                        1,357,450,198.38
                                                                        Group 1                                    713,686,465.33
                                                                        Group 2                                    643,763,733.05

                           Ending Aggregate Loan Balance                                                           1,315,494,671.95
                                                                        Group 1                                    694,862,701.32
                                                                        Group 2                                    620,631,970.63

                           Current Advances                                                                        0.00
                                                                        Group 1                                    0.00
                                                                        Group 2                                    0.00

                           Aggregate Advances                                                                      0.00
                                                                        Group 1                                    0.00
                                                                        Group 2                                    0.00

                           Weighted Average Remaning Term To Maturity                                              350.47
                                                                        Group 1                                    350.00
                                                                        Group 2                                    351.00

                           Weighted Average Net Mortgage Rate                                                      6.98692%
                                                                        Group 1                                    6.98312%
                                                                        Group 2                                    6.99114%
                              Delinquent Mortgage Loans
                              Group  1
                              Category                            Number                   Principal Balance        Percentage
                              1 Month                                      70                  10,464,734.71        1.51 %
                              2 Month                                      47                   5,832,329.40        0.84 %
                              3 Month                                      33                   4,206,581.54        0.61 %
                              Total                                       150                  20,503,645.65        2.95 %
                              Delinquent Mortgage Loans
                              Group  2
                              Category                            Number                   Principal Balance        Percentage
                              1 Month                                      50                  10,544,695.87        1.70 %
                              2 Month                                      38                  10,057,283.29        1.62 %
                              3 Month                                      22                   5,057,561.35        0.81 %
                              Total                                       110                  25,659,540.51        4.13 %
                              * Delinquent Bankruptcies and Foreclosures are not included in the table above.

                               Bankruptcies
                               Group           Number of      Principal Balance       Percentage
                               Number          Loans

                                     1           59            7,184,173.99                1.03%
                                     2           22            4,148,348.80                0.67%
                               Total             81           11,332,522.79                0.86%


                                           Group 1 Bankruptcy Reporting:
                           Number of Bankruptcy Loans that are Current                                    41
                           Principal Balance of Bankruptcy Loans that are Current                         4,861,938.96
                           Number of Bankruptcy Loans that are 1 Month Delinquent                         6
                           Principal Balance of Bankruptcy Loans that are 1 Month Delinquent              507,305.98
                           Number of Bankruptcy Loans that are 2 Months Delinquent                        3

                           Principal Balance of Bankruptcy Loans that are 2 Months Delinquent             268,702.09
                           Number of Bankruptcy Loans that are 3+ Months Delinquent                       9
                           Principal Balance of Bankruptcy Loans that are 3+ Months Delinquent            1,546,226.96
                           Total Number of Bankruptcy Loans                                               59
                           Total Principal Balance of Bankruptcy Loans                                    7,184,173.99

                                         Group 2 Bankruptcy Reporting:
                           Number of Bankruptcy Loans that are Current                                    13
                           Principal Balance of Bankruptcy Loans that are Current                         2,315,175.77
                           Number of Bankruptcy Loans that are 1 Month Delinquent                         3
                           Principal Balance of Bankruptcy Loans that are 1 Month Delinquent              845,720.37
                           Number of Bankruptcy Loans that are 2 Months Delinquent                        1
                           Principal Balance of Bankruptcy Loans that are 2 Months Delinquent             63,796.76
                           Number of Bankruptcy Loans that are 3+ Months Delinquent                       5
                           Principal Balance of Bankruptcy Loans that are 3+ Months Delinquent            923,655.90
                           Total Number of Bankruptcy Loans                                               22
                           Total Principal Balance of Bankruptcy Loans                                    4,148,348.80

                                  Foreclosures
                                  Group           Number of           Principal Balance        Percentage
                                  Number          Loans

                                        1            26                 3,464,096.65                 0.50%
                                        2            21                 4,413,292.12                 0.71%
                                  Total              47                 7,877,388.77                 0.60%

                                  Group 1 Foreclosure Reporting:
                           Number of Foreclosure Loans that are Current                                         1
                           Principal Balance of Foreclosure Loans that are Current                              116,606.57
                           Number of Foreclosure Loans that are 1 Month Delinquent                              0
                           Principal Balance of Foreclosure Loans that are 1 Month Delinquent                   0.00

                           Number of Foreclosure Loans that are 2 Months Delinquent                             3
                           Principal Balance of Foreclosure Loans that are 2 Months Delinquent                  577,882.83
                           Number of Foreclosure Loans that are 3+ Months Delinquent                            22
                           Principal Balance of Foreclosure Loans that are 3+ Months Delinquent                 2,769,607.25
                           Total Number of Foreclosure Loans                                                    26
                           Total Principal Balance of Foreclosure Loans                                         3,464,096.65

                                 Group 2 Foreclosure Reporting:
                           Number of Foreclosure Loans that are Current                                         0
                           Principal Balance of Foreclosure Loans that are Current                              0.00
                           Number of Foreclosure Loans that are 1 Month Delinquent                              0
                           Principal Balance of Foreclosure Loans that are 1 Month Delinquent                   0.00
                           Number of Foreclosure Loans that are 2 Months Delinquent                             1
                           Principal Balance of Foreclosure Loans that are 2 Months Delinquent                  199,223.88
                           Number of Foreclosure Loans that are 3+ Months Delinquent                            20
                           Principal Balance of Foreclosure Loans that are 3+ Months Delinquent                 4,214,068.24
                           Total Number of Foreclosure Loans                                                    21
                           Total Principal Balance of Foreclosure Loans                                         4,413,292.12

                            REO Properties
                            Group          Number of            Principal Balance       Percentage
                            Number         Loans

                                  1                   1              202,500.00                0.03%
                                  2                   1              115,088.91                0.02%
                            Total                     2              317,588.91                0.02%

                                Group 1 REO Reporting:
                           Number of REO Loans that are Current                                          0
                           Principal Balance of REO Loans that are Current                               0.00
                           Number of REO Loans that are 1 Month Delinquent                               0

                           Principal Balance of REO Loans that are 1 Month Delinquent                    0.00
                           Number of REO Loans that are 2 Months Delinquent                              0
                           Principal Balance of REO Loans that are 2 Months Delinquent                   0.00
                           Number of REO Loans that are 3+ Months Delinquent                             1
                           Principal Balance of REO Loans that are 3+ Months Delinquent                  202,500.00
                           Total Number of REO Loans                                                     1
                           Total Principal Balance of REO Loans                                          202,500.00

                                Group 2 REO Reporting:
                           Number of REO Loans that are Current                                          0
                           Principal Balance of REO Loans that are Current                               0.00
                           Number of REO Loans that are 1 Month Delinquent                               0
                           Principal Balance of REO Loans that are 1 Month Delinquent                    0.00
                           Number of REO Loans that are 2 Months Delinquent                              0
                           Principal Balance of REO Loans that are 2 Months Delinquent                   0.00
                           Number of REO Loans that are 3+ Months Delinquent                             1
                           Principal Balance of REO Loans that are 3+ Months Delinquent                  115,088.91
                           Total Number of REO Loans                                                     1
                           Total Principal Balance of REO Loans                                          115,088.91

                                      Loan Level REO - Schedule
                                      Group                      Loan Number      REO Date            Schedule Principal
                                      Number                                                          Balance

                                      1                          81054780            7/1/2005           202,500.00
                                      2                          41065721            7/1/2005           115,088.91
                                       Total                                                            317,588.91

                                       Principal Payoffs by Group occured in this Distribution
                                       Group                 Number of         Principal Balance     Percentage
                                       Number                Loans

                                             1                  108                18,285,519.99              2.63%
                                             2                   91                22,728,770.81              3.66%
                                       Total                    199                41,014,290.80              3.12%

                           Realized Loss by Group
                           Group Number        Current Loss    Cumulative Loss    Ending Balance    Balance of       Net Liquidation
                                                                                                    Liquidated Loans Proceeds

                           1                           0.00            0.00          694,862,701.32         0.00             0.00
                           2                           0.00            0.00          620,631,970.63         0.00             0.00
                           Total                       0.00            0.00         1,315,494,671.95        0.00             0.00

                Loss Detail:

                           Current Realized Losses- Reduced by Recoveries                                                0.00
                                                                        Group 1
                                                                        Group 2                                          0.00

                           Cumulative Realized Losses - Reduced by Recoveries                                            0.00
                                                                        Group 1                                          0.00
                                                                        Group 2                                          0.00

                           Current Applied Losses                                                                        0.00
                           Cumulative Applied Losses                                                                     0.00

                Trigger Event                                                                                               NO

                           TEST I - Trigger Event Occurrence                                                               NO
                           (Is Delinquency Percentage > 36% of of Senior Enhancement Percetage ?)
                           Delinquency Percentage                                                                     2.74810%
                           36% of of Senior Enhancement Percetage                                                     9.05028%
                           OR
                           TEST II - Trigger Event Occurrence                                                         NO
                           (Are Cumulative Realized Losses as % of Original Loan Bal > Required Cumulative Loss % ?)
                           Cumulative Realized Losses as % of Original Loan Bal                                       0.00000%
                           Required Cumulative Loss %                                                                 0.00000%

                O/C Reporting
                           Targeted Overcollateralization Amount                                                      48,323,049.99
                           Ending Overcollateralization Amount                                                        48,323,049.99
                           Ending Overcollateralization Deficiency                                                    0.00
                           Overcollateralization Release Amount                                                       0.00
                           Monthly Excess Interest                                                                    2,631,416.11
                           Payment to Class C                                                                         2,622,811.75

Certificate Interest Shortfall
Interest Carry Forward:
                            Interest Carryforward Balance with respect to such Distribution Date
                                                                         Class A-1                                        0.00
                                                                         Class A-2                                        0.00
                                                                         Class A-3                                        0.00
                                                                         Class A-4                                        0.00
                                                                         Class M-1                                        0.00
                                                                         Class M-2                                        0.00
                                                                         Class M-3                                        0.00
                                                                         Class M-4                                        0.00
                                                                         Class M-5                                        0.00
                                                                         Class M-6                                        0.00
                                                                         Class M-7                                        0.00
                                                                         Class M-8                                        0.00
                                                                         Class M-9                                        0.00
                                                                         Class M-10                                       0.00

                            Interest Carryforward Amount Paid This Period                                                 0.00
                                                                         Class A-1                                        0.00
                                                                         Class A-2                                        0.00
                                                                         Class A-3                                        0.00
                                                                         Class A-4                                        0.00
                                                                         Class M-1                                        0.00
                                                                         Class M-2                                        0.00
                                                                         Class M-3                                        0.00
                                                                         Class M-4                                        0.00
                                                                         Class M-5                                        0.00
                                                                         Class M-6                                        0.00
                                                                         Class M-7                                        0.00
                                                                         Class M-8                                        0.00
                                                                         Class M-9                                        0.00
                                                                         Class M-10                                       0.00
                            Interest Carryforward Amount Occured This Period                                              0.00
                                                                         Class A-1                                        0.00
                                                                         Class A-3                                        0.00
                                                                         Class A-2                                        0.00
                                                                         Class A-4                                        0.00
                                                                         Class M-1                                        0.00
                                                                         Class M-2                                        0.00
                                                                         Class M-3                                        0.00
                                                                         Class M-4                                        0.00
                                                                         Class M-5                                        0.00
                                                                         Class M-6                                        0.00
                                                                         Class M-7                                        0.00
                                                                         Class M-8                                        0.00
                                                                         Class M-9                                        0.00
                                                                         Class M-10                                       0.00
                            Remaining Interest Carryforward Amount
                                                                         Class A-1                                        0.00
                                                                         Class A-2                                        0.00
                                                                         Class A-3                                        0.00
                                                                         Class A-4                                        0.00
                                                                         Class M-1                                        0.00
                                                                         Class M-2                                        0.00
                                                                         Class M-3                                        0.00
                                                                         Class M-4                                        0.00
                                                                         Class M-5                                        0.00
                                                                         Class M-6                                        0.00
                                                                         Class M-7                                        0.00
                                                                         Class M-8                                        0.00
                                                                         Class M-9                                        0.00
                                                                         Class M-10                                       0.00

Amounts Received with respect to the Yield Maintenance Agreement                                                          0.00

Basis Risk Reserve Fund Account:
                                              Beginning Balance                                                            1,000.00
                                              Additions to the Basis Risk Reserve Fund                                     8,604.36
                                              Divident Earnings on the Basis Risk Reserve Fund                             0.00
                                              Withdrawals from the Basis Risk Reserve Fund                                 8,604.36
                                              Ending Balance                                                               1,000.00

Basis Risk Reserve Carryover:
                                              Interest Carryover Balance with respect to such Distribution Date
                                                                                           Class A-1                       0.00
                                                                                           Class A-2                       0.00
                                                                                           Class A-3                       0.00
                                                                                           Class A-4                       0.00
                                                                                           Class M-1                       0.00
                                                                                           Class M-2                       0.00
                                                                                           Class M-3                       0.00
                                                                                           Class M-4                       0.00
                                                                                           Class M-5                       0.00
                                                                                           Class M-6                       0.00
                                                                                           Class M-7                       0.00
                                                                                           Class M-8                       0.00
                                                                                           Class M-9                       0.00
                                                                                           Class M-10                      0.00
                                              Interest Carryover Amount Occured This Period
                                                                                           Class A-1                       0.00
                                                                                           Class A-2                       0.00
                                                                                           Class A-3                       0.00
                                                                                           Class A-4                       0.00
                                                                                           Class M-1                       0.00
                                                                                           Class M-2                       0.00
                                                                                           Class M-3                       0.00
                                                                                           Class M-4                       0.00
                                                                                           Class M-5                       0.00
                                                                                           Class M-6                       0.00
                                                                                           Class M-7                       0.00
                                                                                           Class M-8                       0.00
                                                                                           Class M-9                       0.00
                                                                                           Class M-10                      8,604.36

                                              Interest Carryover Amount Paid This Period
                                                                                           Class A-1                       0.00
                                                                                           Class A-2                       0.00
                                                                                           Class A-3                       0.00
                                                                                           Class A-4                       0.00
                                                                                           Class M-1                       0.00
                                                                                           Class M-2                       0.00
                                                                                           Class M-3                       0.00
                                                                                           Class M-4                       0.00
                                                                                           Class M-5                       0.00
                                                                                           Class M-6                       0.00
                                                                                           Class M-7                       0.00
                                                                                           Class M-8                       0.00
                                                                                           Class M-9                       0.00
                                                                                           Class M-10                      8,604.36

                                              Remaining Interest Carryover Amount
                                                                                           Class A-1                       0.00
                                                                                           Class A-2                       0.00
                                                                                           Class M-1                       0.00
                                                                                           Class A-3                       0.00
                                                                                           Class A-4                       0.00
                                                                                           Class M-2                       0.00
                                                                                           Class M-3                       0.00
                                                                                           Class M-4                       0.00
                                                                                           Class M-5                       0.00
                                                                                           Class M-6                       0.00
                                                                                           Class M-7                       0.00
                                                                                           Class M-8                       0.00
                                                                                           Class M-9                       0.00
                                                                                           Class M-10                      0.00
Non-Supported Interest Shortfall:

                                              Total Prepayment Interest Shortfall occured this distribution                0.00

                                              Prepayment Interest Shortfall Allocated to Class A-1                         0.00
                                              Prepayment Interest Shortfall Allocated to Class A-2                         0.00
                                              Prepayment Interest Shortfall Allocated to Class A-3                         0.00
                                              Prepayment Interest Shortfall Allocated to Class A-4                         0.00
                                              Prepayment Interest Shortfall Allocated to Class M-1                         0.00
                                              Prepayment Interest Shortfall Allocated to Class M-2                         0.00
                                              Prepayment Interest Shortfall Allocated to Class M-3                         0.00
                                              Prepayment Interest Shortfall Allocated to Class M-4                         0.00
                                              Prepayment Interest Shortfall Allocated to Class M-5                         0.00
                                              Prepayment Interest Shortfall Allocated to Class M-6                         0.00
                                              Prepayment Interest Shortfall Allocated to Class M-7                         0.00
                                              Prepayment Interest Shortfall Allocated to Class M-8                         0.00
                                              Prepayment Interest Shortfall Allocated to Class M-9                         0.00
                                              Prepayment Interest Shortfall Allocated to Class M-10                        0.00
                                              Prepayment Interest Shortfall Allocated to Class C                           0.00

                                              Total Relief Act Interest Shortfall occured this distribution                0.00

                                              Relief Act Interest Shortfall Allocated to Class A-1                         0.00
                                              Relief Act Interest Shortfall Allocated to Class A-2                         0.00
                                              Relief Act Interest Shortfall Allocated to Class A-3                         0.00
                                              Relief Act Interest Shortfall Allocated to Class A-4                         0.00
                                              Relief Act Interest Shortfall Allocated to Class M-1                         0.00
                                              Relief Act Interest Shortfall Allocated to Class M-2                         0.00
                                              Relief Act Interest Shortfall Allocated to Class M-3                         0.00
                                              Relief Act Interest Shortfall Allocated to Class M-4                         0.00
                                              Relief Act Interest Shortfall Allocated to Class M-5                         0.00
                                              Relief Act Interest Shortfall Allocated to Class M-6                         0.00
                                              Relief Act Interest Shortfall Allocated to Class M-7                         0.00
                                              Relief Act Interest Shortfall Allocated to Class M-8                         0.00
                                              Relief Act Interest Shortfall Allocated to Class M-9                         0.00
                                              Relief Act Interest Shortfall Allocated to Class M-10                        0.00
                                              Relief Act Interest Shortfall Allocated to Class C                           0.00

Available Net Funds Cap to Libor Certificates                                                                              6.550239

One-Month LIBOR for Such Distribution Date                                                                                 4.191250

LIBOR Certificates, the Uncapped Pass-Through Rate for Such Distribution Date
                                              Class A-1                                                                    4.421250
                                              Class A-2                                                                    4.281250
                                              Class A-3                                                                    4.401250
                                              Class A-4                                                                    4.541250
                                              Class M-1                                                                    4.641250
                                              Class M-2                                                                    4.661250
                                              Class M-3                                                                    4.691250
                                              Class M-4                                                                    4.811250
                                              Class M-5                                                                    4.831250
                                              Class M-6                                                                    4.901250
                                              Class M-7                                                                    5.421250
                                              Class M-8                                                                    5.591250
                                              Class M-9                                                                    6.041250
                                              Class M-10                                                                   7.191250

Reduction of Certificate Principal Amounts due to Applied Loss Amounts
Deferred Amounts Detail:
                                              Deferred Amount with respect to such Distribution Date
                                                                                           Class M-1                       0.00
                                                                                           Class M-2                       0.00
                                                                                           Class M-3                       0.00
                                                                                           Class M-4                       0.00
                                                                                           Class M-5                       0.00
                                                                                           Class M-6                       0.00
                                                                                           Class M-7                       0.00
                                                                                           Class M-8                       0.00
                                                                                           Class M-9                       0.00
                                                                                           Class M-10                      0.00

                                              Deferred Amount Paid This Period                                             0.00
                                                                                           Class M-1                       0.00
                                                                                           Class M-2                       0.00
                                                                                           Class M-3                       0.00
                                                                                           Class M-4                       0.00
                                                                                           Class M-5                       0.00
                                                                                           Class M-6                       0.00
                                                                                           Class M-7                       0.00
                                                                                           Class M-8                       0.00
                                                                                           Class M-9                       0.00
                                                                                           Class M-10                      0.00

                                              Deferred Amount Occured This Period                                          0.00
                                                                                           Class M-1                       0.00
                                                                                           Class M-2                       0.00
                                                                                           Class M-3                       0.00
                                                                                           Class M-4                       0.00
                                                                                           Class M-5                       0.00
                                                                                           Class M-6                       0.00
                                                                                           Class M-7                       0.00
                                                                                           Class M-8                       0.00
                                                                                           Class M-9                       0.00
                                                                                           Class M-10                      0.00

                                              Remaining Deferred Amount
                                                                                           Class M-1                       0.00
                                                                                           Class M-2                       0.00
                                                                                           Class M-3                       0.00
                                                                                           Class M-4                       0.00
                                                                                           Class M-5                       0.00
                                                                                           Class M-6                       0.00
                                                                                           Class M-7                       0.00
                                                                                           Class M-8                       0.00
                                                                                           Class M-9                       0.00
                                                                                           Class M-10                      0.00

Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

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